UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

Trico Marine Services, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10001 Woodloch Forest Drive, Suite 610 The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9926

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 20, 2009, Ms. Lisa Curtis is no longer with Trico Marine Services, Inc. (the “Company”).  Her departure as Chief Accounting Officer of the Company was not the result of any disagreement with the Company’s operations, policies or procedures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2009

TRICO MARINE SERVICES, INC.

By: /s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Chief Administrative Officer, Vice President
and General Counsel